April 15, 2016
DREYFUS VARIABLE INVESTMENT FUND
 - Money Market Portfolio
Supplement to Prospectus dated May 1, 2015
The following changes will take effect on October 10, 2016
The following will replace the first sentence in the second paragraph in the section of the fund's prospectus entitled "Shareholder Guide—Your Investment":
The price for fund shares is the net asset value (NAV) per share, which is calculated as of 5:00 p.m. Eastern time on days the New York Stock Exchange is open for regular business.